STATEMENT OF INVESTMENTS
BNY Mellon Emerging Markets Securities Fund

August 31, 2019 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 97.4%
Brazil - 6.4%
Banco do Brasil	52,300		583,623
BRF	177,500	[a]	1,636,549
EDP - Energias do Brasil	208,500	[a]	997,437
Hypera	83,500		647,070
Pagseguro Digital, Cl. A	13,653	[a]	682,104
Petroleo Brasileiro, ADR	80,306		982,142
YDUQS Part	95,500	[a]	743,752
			6,272,677
China - 29.0%
Alibaba Group Holding, ADR	34,699	[a]	6,073,366
Anhui Conch Cement, Cl. H	156,000		878,450
China Construction Bank, Cl. H	3,636,399		2,699,332
China Resources Sanjiu Medical & Pharmaceutical Co., Cl. A	126,600		523,211
China Yangtze Power, Cl. A	165,400		431,017
CNOOC, ADR	9,981		1,479,583
ENN Energy Holdings	125,000		1,426,904
Guangzhou Automobile Group, Cl. H	606,000		610,607
Hundsun Technologies, Cl. A	86,100	[a]	895,306
Meituan Dianping, Cl. B	74,200	[a]	703,634
Midea Group, Cl. A	94,900	[a]	700,995
Ping An Insurance Group Company of China, Cl. H	329,000		3,772,397
Shanghai Pharmaceuticals Holding, Cl. H	264,900		500,041
Tencent Holdings	159,750	[a]	6,617,877
Wuliangye Yibin, Cl. A	47,300		936,693
			28,249,413
Colombia - 1.1%
Bancolombia, ADR	21,673		1,079,315
Czech Republic - .9%
Moneta Money Bank	267,963	[a,b]	866,658
Hong Kong - 2.4%
China Overseas Land & Investment	380,000		1,201,979
China Unicom Hong Kong	1,140,000	[a]	1,135,580
			2,337,559
Hungary - 1.2%
Richter Gedeon	73,412		1,223,971
India - 11.9%
ACC	48,930	[a]	1,041,435

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 97.4% (continued)
India - 11.9% (continued)
Adani Ports & Special Economic Zone	154,577		791,637
Aurobindo Pharma	63,429	[a]	533,583
Chennai Super Kings Cricket	5,440,206	[a,c]	0
Hindustan Petroleum	184,831		673,372
Hindustan Unilever	34,733		915,366
Housing Development Finance	41,962		1,273,096
ICICI Bank	148,461		851,690
ICICI Bank, ADR	34,830		391,141
Larsen & Toubro	76,078		1,415,126
Maruti Suzuki India	7,562		648,500
Reliance Industries	84,951		1,485,356
Shriram Transport Finance	62,624		847,352
UPL	91,653	[a]	722,879
			11,590,533
Indonesia - 1.2%
Bank Mandiri	2,365,800	[a]	1,209,168
Mexico - 3.4%
America Movil, ADR, Cl. L	71,917		1,051,427
Grupo Aeroportuario del Centro Norte	133,400	[a]	784,432
Grupo Financiero Banorte, Cl. O	148,900		803,435
Wal-Mart de Mexico	235,200		667,289
			3,306,583
Netherlands - .6%
VEON, ADR	210,674		549,859
Philippines - 1.9%
International Container Terminal Services	306,860	[a]	800,492
Metropolitan Bank & Trust	779,885	[a]	1,062,169
			1,862,661
Russia - 6.5%
Gazprom, ADR	211,229		1,455,368
Gazprom, ADR	59,289		409,094
Lukoil	18,345	[d]	1,481,535
Lukoil, ADR	6,307		506,704
Sberbank of Russia	414,385	[d]	1,394,736
X5 Retail Group, GDR	3,741	[a]	128,765
Yandex, Cl. A	26,335	[a]	977,028
			6,353,230
Singapore - .9%
Sea, ADR	26,195	[a,e]	841,383
South Africa - 3.6%
Naspers, Cl. N	10,297		2,344,542
Sibanye Gold	844,193	[a]	1,161,487
			3,506,029

Description		Shares		Value ($)
Common Stocks - 97.4% (continued)
South Korea - 9.5%
Hyundai Mobis		4,379		898,395
KB Financial Group		23,171	[a]	759,454
KB Financial Group, ADR		6,652	[a]	216,257
Korea Investment Holdings		9,753	[a]	582,161
POSCO, ADR		17,320		755,498
Samsung Electronics		78,359		2,846,478
Samsung Fire & Marine Insurance		1,846	[a]	349,006
Shinhan Financial Group		26,397	[a]	888,072
SK Hynix		21,037	[a]	1,344,284
SK Innovation		4,882		665,040
				9,304,645
Taiwan - 13.1%
Chailease Holding		476,890		1,890,252
Delta Electronics		258,000		1,203,343
Largan Precision		10,000		1,238,459
MediaTek		152,000		1,778,415
Radiant Opto-Electronics		139,000		502,276
Taiwan Semiconductor Manufacturing		696,638		5,744,325
TCI		41,151		403,518
				12,760,588
Thailand - 1.6%
Muangthai Capital		288,700	[a]	519,372
Thai Beverage		1,617,100	[a]	1,048,741
				1,568,113
Turkey - 1.4%
BIM Birlesik Magazalar		86,124		695,023
Eregli Demir ve Celik Fabrikalari		584,848	[a]	643,418
				1,338,441
United Arab Emirates - .8%
Dubai Islamic Bank		558,758	[a]	778,852
Total Common Stocks (cost $89,388,395)				94,999,678
	Preferred Dividend Yield (%)
Preferred Stocks - 1.2%
Brazil - 1.2%
Banco do Estado do Rio Grande do Sul, Cl. B (cost $821,664)	10.01	205,600		1,102,723
Total Investments (cost $90,210,059)		98.6%		96,102,401
Cash and Receivables (Net)		1.4%		1,403,577
Net Assets		100.0%		97,505,978

ADR—American Depository Receipt

GDR—Global Depository Receipt

STATEMENT OF INVESTMENTS (Unaudited) (continued)

a Non-income producing security.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2019, these securities were valued at $866,658 or .89% of net assets.

c The fund held Level 3 securities at August 31, 2019, these securities were valued at $ or .0% of net assets.

d The valuation of this security has been determined in good faith by management under the direction of the Board of Directors. At August 31, 2019, the value of this security amounted to $2,876,271 or 2.95% of net assets.

e Security, or portion thereof, on loan. At August 31, 2019, the value of the fund’s securities on loan was $141,392 and the value of the collateral held by the fund was $145,574, consisting of U.S. Government & Agency securities.

STATEMENT OF INVESTMENTS
BNY Mellon Emerging Markets Securities Fund

August 31, 2019 (Unaudited)

The following is a summary of the inputs used as of August 31, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities - Common Stocks	91,604,035	3,395,643††	-	94,999,678
Equity Securities - Preferred Stocks	1,102,723	-	-	1,102,723
Liabilities ($)	-	-	-	-
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	(856)	-	(856)

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized (depreciation) at period end.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
BNY Mellon Emerging Markets Securities Fund

August 31, 2019 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized (Depreciation)($)
J.P. Morgan Securities
United States Dollar	205,743	Mexican Peso	4,130,670	9/3/19	(219)
Merrill Lynch, Pierce, Fenner & Smith
United States Dollar	782,764	Hong Kong Dollar	6,141,847	9/3/19	(637)
Gross Unrealized Depreciation					(856)

See notes to financial statements.

NOTES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not

NOTES

traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund's Board Members (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

NOTES

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at August 31, 2019 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

At August 31, 2019, accumulated net unrealized appreciation on investments was $5,892,342, consisting of $10,973,307 gross unrealized appreciation and $5,080,965 gross unrealized depreciation.

At August 31, 2019, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.